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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C., 20549

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 1, 2000


                        COMMISSION FILE NUMBER 000-29165


                         HIGH SPEED NET SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)


FLORIDA                                                   65-0185306
-------                                                   ----------
(State of other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

TWO HANNOVER SQUARE, SUITE 2120
434 FAYETTEVILLE STREET MALL
RALEIGH, NC                                               27601
---------------------------                               -----
(Address of Principal Executive Office)                   (Zip Code)


                                 (919) 807-0507
                (Registrant's Executive Office Telephone Number)




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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

William Bradford Silvernail, a director of the Registrant, resigned from the Board of Directors on June 1, 2000. The Registrant is not aware of any disagreement between Mr. Silvernail and the Registrant.

EXHIBITS

17.1*    Letter Regarding Director Resignation for William Bradford Silvernail.

------
*Filed herewith



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HIGH SPEED NET SOLUTIONS, INC.

                                                  By  /s/ Andrew Fox
                                                      --------------------------
                                                      Andrew Fox, President


Date: June 14, 2000



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